                            REVOLVING PROMISSORY NOTE


$4,500,000.00                    Houston, Texas                December 16, 1996


          FOR VALUE RECEIVED, on the dates, and in the amounts so herein stipulated, the undersigned, PEREGRINE SYSTEMS, INC., a Delaware corporation ("MAKER") promises to pay to the order of NATIONSBANK OF TEXAS, N.A. ("LENDER") at its banking quarters in Houston, Harris County, Texas, in coin or currency of the United States of America, which at the time of payment is legal tender for the payment of public and private debts, the principal sum of FOUR MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($4,500,000.00), or so much thereof as may be then outstanding and advanced in accordance with the terms of the hereafter defined Loan Agreement, together with accrued interest on the principal amount hereof remaining unpaid from time to time, computed from the date of advance until maturity at the hereinafter described interest rates. Maker does hereby agree to the following terms of this Note:

     1. DEFINITIONS. As used in this Note, the following terms shall have the following definitions:

     "ADJUSTED LIBOR" shall mean LIBOR plus the applicable LIBOR Adjustment.

     "ADVANCE" shall mean each advance by Lender under this Note.

     "APPLICATION" shall mean the Rate Designation Notice attached hereto and made a part hereof as EXHIBIT A.

     "BUSINESS DAY" shall mean a day of the year on which national banking associations are not required or authorized to close in Houston, Texas, and, if the applicable Business Day relates to any LIBOR Election, continuation of, or conversion to LIBOR Principal, a day of the year on which Lender is open for business and commercial banks are open for business in the London interbank market.

     "CONSEQUENTIAL LOSS" shall mean, with respect to Maker's payment of principal or interest under a LIBOR Principal borrowing or the conversion of a LIBOR Principal borrowing to a Prime Rate Principal borrowing on a day other than the last day of the applicable Interest Period, whether voluntary or involuntary, including, without limitation, due to Maker's selection (subject to Lender's approval) of an Interest Period that expires after the Maturity Date, any loss, expense, penalty, or premium reasonably incurred by Lender, including, without limitation, any interest paid by Lender which accrues on funds borrowed by Lender to make the LIBOR Principal borrowing and which cannot be prepaid by Lender until the end of the applicable Interest Period. Each determination of the amount of such compensation shall be made by Lender in good faith, shall be conclusive

                            (Continued on Page Two)

                           (Continued from Page Two)
                        PROMISSORY NOTE MADE PAYABLE BY
                            PEREGRINE SYSTEMS, INC.
                         TO NATIONSBANK OF TEXAS, N.A.

and binding, absent manifest error, and may be computed using any reasonable and customary averaging and attribution method.

     "EVENT OF DEFAULT" shall have the meaning given to such term the Loan Agreement.

     "INTEREST PERIOD" means, with respect to any LIBOR Principal, the period of time designated by Maker in the LIBOR Election relating thereto, subject to the limitations and provisions set forth in the loan documents. The duration of each Interest Period for any LIBOR Principal shall be 30, 60, or 90 days; provided that:

          (a) any Interest Period which would otherwise end on a day which is not a Business Day shall be extended to the next succeeding day which is a Business Day unless such Business Day falls in another calendar month in which case such Interest Period shall end on the preceding Business Day;

          (b) any Interest Period which begins on the last Business Day of a calendar month shall end on the last Business Day of a calendar month;

          (c) any Interest Period which begins on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period shall end on the last Business Day of such calendar month; and

          (d) the selection of any Interest Period shall be limited to the availability thereof if Lender determines, in its reasonable discretion, that Lender is unable through its customary general procedures to offer LIBOR for such Interest Period.

     "LAWS" shall mean all constitutions, treaties, statutes, laws, ordinances, regulations, orders, writs, injunctions, or decrees of the United States of America, any state or commonwealth, any municipality, any foreign country, any territory or possession, or any tribunal, as in effect on the date hereof and as the same may hereafter be amended, issued, or promulgated from time to time.

     "LIBOR" shall mean for the Interest Period applicable thereto, the per annum rate of interest determined by Lender as the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Telerate Page 3750 (or any successor page) as the London interbank offered rate for deposits in dollars at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period. If for any reason such rate is not available, the term "LIBOR" shall mean, for any Interest Period, the rate per annum (rounded upwards, if

                           (Continued on Page Four)

                           (Continued from Page One)
                        PROMISSORY NOTE MADE PAYABLE BY
                            PEREGRINE SYSTEMS, INC.
                         TO NATIONSBANK OF TEXAS, N.A.

necessary, to the nearest 1/100 of 1%) appearing on Reuters Screen LIBO Page as the London interbank offered rate for deposits in dollars at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period; provided, however, if more than one rate is specified on the Reuters Screen LIBO Page, the applicable rate shall be arithmetic mean of all such rates.

     "LIBOR ADJUSTMENT" shall mean 1.50%.

     "LIBOR ELECTION" shall mean an election pertaining to LIBOR Principal made pursuant to this Note.

     "LIBOR PRINCIPAL" shall mean any principal that is designated as LIBOR Principal on Lender's records pursuant to one or more effective LIBOR Elections.

     "LOAN" shall mean each Advance by Lender to Maker made as described in this Note.

     "LOAN AGREEMENT" shall mean the Loan Agreement dated November 13, 1995, between Lender and Maker, as amended, modified, supplemented, and restated from time to time.

     "LOAN DOCUMENTS" shall mean this Note, the Loan Agreement, and all other documents, agreements, and instruments now or hereafter existing, evidencing, securing, or otherwise relating to the Loan, this Note, and/or any transaction contemplated by this Note, as any of the foregoing items may be modified or supplemented from time to time.

     "MATURITY DATE" shall mean November 30, 1997.

     "MAXIMUM RATE" shall mean, on any day, the highest nonusurious rate of interest (if any) permitted by applicable law on such day. For purposes of TEX. REV. CIV. STAT. ANN., Art. 5069-1.04, as it may from time to time be amended, the Maximum Rate shall be the "indicated rate ceiling" referred to in and determined under Art. 5069-1.04(a)(1) from time to time in effect; provided, however, that to the extent permitted by applicable law, Lender reserves the right to change, from time to time by further notice and disclosure to Maker, the ceiling on which the Maximum Rate is based under Art. 5069-1.04; and provided further, that the "highest nonusurious rate of interest permitted by applicable law" for purposes of this Note shall not be limited to the applicable rate ceiling under Art. 5069-1.04 if federal laws or other state laws now or hereafter in effect and applicable to this Note (and the interest contracted for, charged and collected hereunder) shall permit a higher rate of interest.

                           (Continued on Page Five)

                          (Continued from Page Four)
                        PROMISSORY NOTE MADE PAYABLE BY
                            PEREGRINE SYSTEMS, INC.
                         TO NATIONSBANK OF TEXAS, N.A.

     "OBLIGATIONS" shall mean (i) the Principal Debt, (ii) all accrued unpaid interest (at any time and from time to time) on the Principal Debt, and (iii) all other outstanding (at any time and from time to time) fees, costs, expenses, charges, and obligations payable, and all covenants performable, under this Note, including, without limitation, all accrued unpaid interest on any such other fees, costs, expenses, charges, or obligations.

     "PAST DUE RATE" means the lesser of (a) the rate of five percent (5%) per annum plus the Prime Rate or (b) the Maximum Rate. When CLAUSE (B) establishes the Past Due Rate, the Past Due Rate shall automatically fluctuate upward and downward as and in the amount by which the Maximum Rate per annum fluctuates, without notice to Maker.

     "PRIME RATE" shall mean on any day, the fluctuating rate of interest established by Lender from time to time, at its discretion, whether or not such rate shall be otherwise published. The Prime Rate is established by Lender as an index or base rate and may or may not at any time be the best or lowest rate charged by Lender on any loan.

     "PRIME RATE ADJUSTMENT" shall mean 0%.

     "PRIME RATE PRINCIPAL" shall mean all Principal Debt other than LIBOR Principal.

     "PRINCIPAL DEBT" shall mean the aggregate unpaid balance of this Note at the time in question.

     "RESERVE PERCENTAGE" shall mean for any Interest Period, that percentage which is specified on the first day of such Interest Period by the Board of Governors of the Federal Reserve System (or any successor) for determining the average maximum reserve requirement (including, but not limited to, any marginal reserve requirement) for Lender with respect to liabilities consisting of or including (among other liabilities) U.S. dollar nonpersonal time deposits in the United States and with a maturity equal to such Interest Period. Lender acknowledges that as of the date hereof the Reserve Percentage is zero.

     "STATED RATE" shall mean for Prime Rate Principal on any day, a rate per annum equal to the Prime Rate for that day plus the applicable Prime Rate Adjustment, PROVIDED, that if on any day the Stated Rate shall exceed the maximum permitted by application of the Maximum Rate in effect on that day, the Stated Rate shall be fixed at the maximum permitted by application of the Maximum Rate on that day and on each day thereafter until the total amount of interest accrued at the Stated Rate on the unpaid balance of this Note equals the total amount of interest which would have accrued if there were no limitation by the Maximum Rate and the Stated Rate had not been so fixed, or until the earlier payment in full of this Note.

                            (Continued on Page Six)

                          (Continued from Page Five)
                        PROMISSORY NOTE MADE PAYABLE BY
                            PEREGRINE SYSTEMS, INC.
                         TO NATIONSBANK OF TEXAS, N.A.

     "TELERATE PAGE" means the British Bankers Association LIBOR Rates (determined at 11:00 a.m. London Time) that are published by Dow Jones Telerate, Inc.

     2.   INTEREST.

          (a) INTEREST RATE OPTION. The Principal Debt may be (i) Prime Rate Principal, (ii) LIBOR Principal, or (iii) a combination thereof, as elected by Maker, subject to the limitations and conditions stated in this Note. Maker may make a LIBOR Election for (x) a new LIBOR Election, (y) any LIBOR Principal for which the corresponding Interest Period is expiring, and/or (z) any Prime Rate Principal, subject in each case to the limitations, conditions, and notice requirements set forth in this Note. If for any reason an effective LIBOR Election is not made in accordance with the terms of this Note for any Advance, for any LIBOR Principal for which the corresponding Interest Period is expiring, or for any conversion of Prime Rate Principal to LIBOR Principal, then the sums in question will be Prime Rate Principal until an effective LIBOR Election is thereafter made for such sums, if any. Any attempted LIBOR Election not made in accordance with the terms of this Note may, at Lender's option, be treated as ineffective.

          (b) CONDITIONS TO LIBOR ELECTION. A LIBOR Election shall be subject to the following conditions precedent:

          (i) Lender shall have timely received the LIBOR Election, in accordance with this Note;

          (ii) No Event of Default, or event which with notice, lapse of time, or both, would constitute an Event of Default, has occurred and is continuing;

          (iii) The Interest Period corresponding to such LIBOR Election shall commence on a Business Day;

          (iv) If any Interest Period corresponding to such LIBOR Election expires after the Maturity Date, Lender shall not have rejected such LIBOR Election in accordance with Section 2(f)(iv) of this Note;

          (v) The amount of LIBOR Principal subject to the LIBOR Election shall be $250,000 or more, and for amounts above such minimum, must be in evenly divisible multiples of $100,000.00;

          (vi) The Adjusted LIBOR shall not exceed the Maximum Rate applicable to the Interest Period relating to such LIBOR Election;

                           (Continued on Page Seven)

                           (Continued from Page Six)
                        PROMISSORY NOTE MADE PAYABLE BY
                            PEREGRINE SYSTEMS, INC.
                         TO NATIONSBANK OF TEXAS, N.A.

          (vii) None of the circumstances referred to in Section 2(h) or 2(i) of this Note shall apply with respect to the requested LIBOR Election or the LIBOR Principal relating thereto;

          (viii) If at any time prior to the date on which any such LIBOR Election would otherwise become effective, the interest rate on any Prime Rate Principal has been reduced from the Stated Rate to the Maximum Rate pursuant to Section 2(f) of this Note, then the amount of interest accrued on such Prime Rate Principal shall have equaled the amount of interest that would have accrued thereon if such reduction had never occurred (pursuant to the provisions of Section 2(f) of this Note); and

          (ix) The requested LIBOR Election shall not cause more than three LIBOR Elections by Maker to be simultaneously in effect at any one time.

          (c) NOTICE OF ELECTION. In addition to the requirements of the Loan Agreement relating to Advances, Maker may make a LIBOR Election by giving the required notice in accordance with the following requirements of this Section:

          (i) Each LIBOR Election, whether delivered by facsimile or otherwise, shall be completed by Maker on an Application;

          (ii) With respect to Advances of, continuations of, or conversions to LIBOR Principal, a LIBOR Election must be made prior to 2:00 p.m., Houston, Texas time, two Business Days prior to the time that the Advance, continuation, or conversion is to be made. If Maker should fail to timely deliver any LIBOR Election, any LIBOR Principal for which an Interest Period is expiring shall be deemed Prime Rate Principal;

          (iii) Each LIBOR Election shall stipulate whether it is for an Advance, a continuation, or a conversion, and shall stipulate the type and amount of the Advance, continuation, or conversion and the Interest Period selected. If any LIBOR Election fails to stipulate the Interest Period to be applicable to any LIBOR Principal, then Prime Rate Principal will be deemed stipulated;

          (iv) All LIBOR Elections shall be irrevocable once given. Each LIBOR Election shall be made either by (A) facsimile (followed by written notice thereof), or (B) delivery of written notice to Lender; and

                           (Continued on Page Eight)

                          (Continued from Page Seven)
                        PROMISSORY NOTE MADE PAYABLE BY
                            PEREGRINE SYSTEMS, INC.
                         TO NATIONSBANK OF TEXAS, N.A.

          (v) Each LIBOR Election shall be executed by an authorized representative of Maker. Lender shall not incur any liability to Maker in acting upon any LIBOR Election that Lender in good faith believes to have been given or executed by an authorized representative of Maker.

          (d) INTEREST ON PRIME RATE PRINCIPAL. Prime Rate Principal from time to time outstanding that is not past due shall bear interest at a varying rate per annum equal to the lesser of (i) the Maximum Rate, or (ii) the Stated Rate, from the date hereof, the date of any Advance of Prime Rate Principal, or the date of the conversion into such Prime Rate Principal until the Maturity Date, or, if earlier, with respect to any Prime Rate Principal converted into LIBOR Principal in accordance with the terms of this Note, until the first day of the Interest Period applicable to any such LIBOR Principal; PROVIDED, that if at any time the rate described in clause (ii) immediately preceding would exceed the Maximum Rate, then the rate of interest on Prime Rate Principal from time to time outstanding shall be limited to the Maximum Rate, but, to the extent permitted by applicable laws, any subsequent reductions in the Prime Rate shall not reduce the rate of interest accruing on Prime Rate Principal from time to time outstanding below the Maximum Rate until the total amount of interest accrued thereon at the Maximum Rate equals the amount of interest that would have accrued thereon if the rate of interest on Prime Rate Principal had not been limited to the Maximum Rate.

          (e) INTEREST ON LIBOR PRINCIPAL. The LIBOR Principal from time to time outstanding that is not past due shall bear interest on the first day of the Interest Period applicable thereto and every succeeding day until the last day of such Interest Period at a rate per annum equal to the lesser of (i) the Maximum Rate, or (ii) the Adjusted LIBOR.

          (f)  GENERAL PAYMENT AND INTEREST PROVISIONS.

          (i) Each payment of principal, interest, and/or other sums due under this Note or any other loan document shall be made to Lender at its banking quarters located in Houston, Texas.

          (ii) With respect to a conversion of LIBOR Principal into Prime Rate Principal or an Advance of Prime Rate Principal, interest shall accrue thereon at the rate stipulated in Section 2(d) of this Note from the last day of the Interest Period applicable to the LIBOR Principal so converted or, if applicable, from the date of the Advance. Interest shall accrue on any Prime Rate Principal outstanding from time to time at the rate stipulated in Section 2(d) of this Note until the Maturity Date.

                           (Continued on Page Nine)

                          (Continued from Page Eight)
                        PROMISSORY NOTE MADE PAYABLE BY
                            PEREGRINE SYSTEMS, INC.
                         TO NATIONSBANK OF TEXAS, N.A.

          (iii) With respect to LIBOR Principal that has been continued in accordance with the terms of this Note or an Advance of LIBOR Principal, interest shall accrue thereon at the rate stipulated in
     Section 2(e) of this Note from the last day of the Interest Period applicable to such LIBOR Principal prior to such continuation, until the last day of the Interest Period applicable to such LIBOR Principal as so continued or, if applicable, from the date of the Advance. With respect to LIBOR Principal converted from Prime Rate Principal in accordance with the terms of this Note, interest shall accrue thereon at the rate stipulated in Section 2(e) of this Note from the first day of the Interest Period applicable thereto until the last day of such Interest Period.

          (iv) Notwithstanding anything to the contrary contained in this Note, if Maker makes a LIBOR Election with a corresponding Interest Period that expires after the Maturity Date, Lender shall have the option, in its sole discretion, to reject such LIBOR Election. If
     Lender does not reject such LIBOR Election, and LIBOR Principal is advanced for an Interest Period that expires after the Maturity Date, then on the Maturity Date, unless Lender has agreed to an extension of this Note, such LIBOR Principal and all interest that has accrued with respect to such LIBOR Principal and any amount necessary to compensate Lender for any Consequential Loss shall be due and payable. Maker understands and agrees that Maker's making a LIBOR Election and Lender's funding of LIBOR Principal with a corresponding Interest
     Period that expires after the Maturity Date shall not be interpreted as an agreement by Lender to extend the Maturity Date or enter negotiations to extend the Maturity Date.

          (g)       PREPAYMENTS.

          (i) Maker shall have the right at any time and from time to time to prepay any Prime Rate Principal in whole or in part. Maker shall additionally have the right, upon three Business Days' irrevocable written notice to Lender, to prepay any LIBOR Principal in whole or in part; provided that, Maker in its notice shall specify the date proposed for prepayment and the principal amount to be prepaid; and further provided that, whenever notice of any such prepayment has been given, the principal amount to be prepaid together with all accrued interest thereon shall automatically become due and payable at or before 2:00 p.m., Houston time, on such prepayment date. In addition to the principal of and accrued interest on any LIBOR Principal being prepaid (whether voluntary or involuntary), Maker shall pay to Lender, as a bargained-for fee for such prepayment of LIBOR Principal, and not as

                            (Continued on Page Ten)

                          (Continued from Page Nine)
                        PROMISSORY NOTE MADE PAYABLE BY
                            PEREGRINE SYSTEMS, INC.
                         TO NATIONSBANK OF TEXAS, N.A.

     compensation for the use or forbearance or detention of money, an additional amount, if any, as is necessary to compensate Lender for any Consequential Loss resulting from such prepayment on a day other than the last day of the applicable Interest Period.

          (ii) Subject to any applicable provisions of this Note regarding payment to Lender by Maker of any Consequential Loss, (A) any prepayment of Principal Debt shall be applied to the Principal Debt in the manner and order specified by Maker by written notice to Lender delivered at least three Business Days prior to the date of the prepayment to which it relates, and (B) if Maker fails to so notify Lender, then any prepayment of Principal Debt shall first be applied to reduce Prime Rate Principal, with any excess then applied to reduce LIBOR Principal in the manner and order determined by Lender in its sole discretion.

          (h) ILLEGALITY. With respect to any LIBOR Principal outstanding under this Note, if Lender in good faith determines (which determination shall be conclusive) that the adoption or modification of any applicable Law, rule, or regulation, or any interpretation, application, or administration thereof by any governmental authority, central bank, or comparable agency (or compliance therewith by Lender) prohibits or restricts or makes impossible (or is asserted by any governmental authority, central bank, or comparable agency to prohibit or restrict or make impossible) the maintaining of such LIBOR Principal or the charging of interest on such LIBOR Principal at the rate stipulated in Section 1(f) of this Note, then or at any time thereafter Lender shall have the right to comply with such applicable Law, rule, or regulation and require by written notice to Maker conversion of the affected LIBOR Principal to Prime Rate Principal, subject to notice as provided herein, to permit compliance with such applicable Law, rule, or regulation. Such conversion or payment may be made on the last day of the Interest Period applicable to the affected LIBOR Principal, or, subject to Section 1(n), on any earlier Business Day (as specified by Maker by a LIBOR Election, in the case of a conversion). If Lender may not lawfully continue to maintain, and charge such interest on, the affected LIBOR Principal until the last day of the Interest Period applicable thereto, then the affected LIBOR Principal shall be converted to Prime Rate Principal on the date determined by Lender as specified in a notice from Lender to Maker, subject to
Section 2(m) of this Note.

          (i) UNAVAILABILITY OF RATE. If, with respect to any LIBOR Election, deposits in U.S. dollars (in the applicable amounts) are not being offered generally to Lender in the relevant market for the applicable Interest Period, or if Lender determines that the provisions of Section 2(h) of this Note apply, or if because of any other reason outside of the control of Lender the Adjusted LIBOR will not adequately and fairly reflect the cost to Lender of funding or maintaining LIBOR Principal, or if Lender determines that

                          (Continued on Page Eleven)

                           (Continued from Page Ten)
                        PROMISSORY NOTE MADE PAYABLE BY
                            PEREGRINE SYSTEMS, INC.
                         TO NATIONSBANK OF TEXAS, N.A.

no adequate or reasonable means exists to ascertain the LIBOR and Lender gives notice thereof to Maker, then until Lender notifies Maker that the circumstances giving rise to such suspension no longer exist, the obligation of Lender to permit the LIBOR Election shall be suspended. Subject to the provisions of Section 2(h) of this Note, if applicable, Maker shall convert any affected LIBOR Principal, on the last day of the applicable Interest Period, to Prime Rate Principal, subject to notice as provided herein and shall on such last day pay all accrued and unpaid interest on the LIBOR Principal so converted.

          (j) TAXES. Any and all payments made by Maker hereunder or under any other loan document shall be made free and clear of and without deduction for any and all present or future taxes, deductions, charges, or withholdings, and all liabilities with respect thereto, excluding taxes imposed on Lender's income (all such non-excluded taxes, deductions, charges, withholdings, and liabilities are hereinafter referred to collectively as "TAXES"). If Maker shall be required by Law to deduct any Taxes from or in respect of any sum payable to Lender hereunder or under any other loan document, (i) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2(j)) Lender receives an amount equal to the sum it would have received had no such deductions been made, and (ii) Maker shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable Laws. In addition, Maker agrees to pay any present or future stamp or documentary taxes and any other excise or property taxes, charges, or similar levies that arise from any payment made hereunder or from the execution, delivery, or registration of, or otherwise with respect to, this Note (such taxes, charges, or similar levies are hereinafter referred to collectively as "Other Taxes"). MAKER WILL INDEMNIFY LENDER FOR THE FULL AMOUNT OF TAXES AND OTHER TAXES, INCLUDING, WITHOUT LIMITATION, ANY TAXES OR OTHER TAXES IMPOSED BY ANY JURISDICTION ON AMOUNTS PAYABLE UNDER THIS SECTION 2(J) PAID OR INCURRED BY OR IMPOSED ON LENDER AND ANY LIABILITY (INCLUDING PENALTIES, INTEREST, AND EXPENSES) ARISING THEREFROM OR WITH RESPECT THERETO, WHETHER OR NOT SUCH TAXES OR OTHER TAXES WERE CORRECTLY OR LEGALLY ASSERTED. THIS INDEMNIFICATION SHALL BE MADE WITHIN THIRTY DAYS FROM THE DATE LENDER MAKES WRITTEN DEMAND THEREFOR. WITHIN THIRTY DAYS AFTER THE DATE OF ANY PAYMENT OF TAXES OR OTHER TAXES, MAKER WILL FURNISH TO LENDER THE ORIGINAL OR A CERTIFIED COPY OF A RECEIPT EVIDENCING PAYMENT THEREOF.

          (k) YIELD PROTECTION; INCREASED COSTS. If due to either: (i) the introduction, after the date hereof, of or any change (including, without limitation, any change by way of imposition or increase of reserve requirements, but excluding any amounts payable under 2(h) of this Note in or in the interpretation of any law or regulation, or (y) the com-

                          (Continued on Page Twelve)

                         (Continued from Page Eleven)
                        PROMISSORY NOTE MADE PAYABLE BY
                            PEREGRINE SYSTEMS, INC.
                         TO NATIONS BANK OF TEXAS, N.A.

pliance by Lender with any guideline or request, issued after the date hereof, from any central bank or other governmental authority (whether or not having the force of law), there shall be any increase in the cost to Lender of agreeing to make or making, funding or maintaining any portion of the unpaid principal of this Note bearing interest at the Adjusted LIBOR (including any Consequential Loss), unless Maker has designated an alternative office not located in the United States which does not adversely impact Lender, then Maker shall from time to time, upon demand by Lender, pay to Lender additional amounts sufficient to indemnify Lender against such increased cost. A certificate as to the amount of such increased cost, submitted to Maker by Lender, shall be conclusive in the absence of manifest error. It shall be assumed, for the purposes of computing any increased cost relating to the unpaid principal of this Note bearing interest at the Adjusted LIBOR pursuant to this paragraph, that (A) the making and maintaining of the entire loan has been by Lender through the principal office of Lender in London and (B) the funding of the entire loan by Lender has been made through the London interbank market. If any conflict should exist between the provisions of this Section 2(k) and the provisions of
Section 9 of this Note, the provisions of Section 9 of this Note shall control.

          (l) REQUIRED RESERVES. Maker shall pay to Lender during the time that Lender shall be required to maintain reserves with respect to liabilities or assets consisting of or including Eurocurrency liabilities (as defined in Regulation D of the Board of Governors of the Federal Reserve System as in effect from time to time), additional interest from the first day of the applicable Interest Period until the end of the applicable Interest Period on such outstanding principal amount at an interest rate per annum equal at all times during such Interest Period for such outstanding principal amount equal to the excess of (x) the rate obtained by dividing the LIBOR for such Interest Period by a percentage equal to 100% minus the Reserve Percentage applicable during such Interest Period over (y) the LIBOR for such Interest Period. It shall be assumed for purposes of computing any interest payable pursuant to this paragraph that (A) the making and maintaining of the entire loan has been by Lender through the principal office of Lender in London and (B) the funding of the entire loan by Lender has been made through the London interbank market. Lender shall not be entitled to collect any additional interest hereunder unless it shall have given Maker prior written notice that such additional interest will accrue during the applicable Interest Period.

          (m) INDEMNITY. MAKER AGREES TO INDEMNIFY LENDER AGAINST AND HOLD LENDER HARMLESS FROM ANY LOSS OR EXPENSE WHICH LENDER MAY INCUR OR SUSTAIN AS A CONSEQUENCE OF ANY UNTIMELY PAYMENT (MANDATORY OR OPTIONAL) OR DEFAULT BY MAKER IN THE PAYMENT OF ANY PRINCIPAL AMOUNT OF OR INTEREST ON THIS NOTE, IN EACH CASE INCLUDING ANY INTEREST PAYABLE BY LENDER TO OBTAIN THE FUNDS USED BY IT TO

                          (Continued on Page Thirteen)

                          (Continued from Page Twelve)
                        PROMISSORY NOTE MADE PAYABLE BY
                            PEREGRINE SYSTEMS, INC.
                         TO NATIONS BANK OF TEXAS, N.A.

MAKE OR MAINTAIN ANY LIBOR BORROWING, AND ANY OTHER CONSEQUENTIAL LOSS. A CERTIFICATE AS TO ANY ADDITIONAL AMOUNTS PAYABLE PURSUANT TO THIS PARAGRAPH SUBMITTED BY LENDER TO MAKER SHALL BE MADE BY LENDER IN GOOD FAITH, SHALL CONTAIN REASONABLE DETAIL OF LENDER'S CALCULATION, AND SHALL BE CONCLUSIVE AND BINDING UPON MAKER, ABSENT MANIFEST ERROR. THE INDEMNITY AGREEMENTS CONTAINED IN THIS NOTE SHALL SURVIVE THE PAYMENT OF THIS NOTE AS TO ANY AMOUNTS OR OBLIGATIONS ACCRUED HERE UNDER PRIOR TO THE LATER OF PAYMENT OF THIS NOTE IN FULL OR THE EXPIRATION OF THE LAST INTEREST PERIOD.

     3.   PAYMENTS OF PRINCIPAL AND INTEREST.

          (i)  This Note shall be due and payable as follows:

          Interest only as it accrues shall be due and payable beginning on January 1, 1997, and continuing on the first day of each successive calendar month until the Maturity Date of this Note, when all outstanding principal and unpaid and accrued interest shall be fully and finally due and payable.

          (ii) All payments on account of the Note shall be made no later than 2:00 p.m. (Houston, Texas time) on the day when due in lawful money of the United States and shall be first applied to interest on the unpaid principal balance and the remainder to principal. All computations of interest shall be made by Lender on the basis of the number of days elapsed in a year of 360 consecutive days.

          (iii) This Note is a revolving note. An amount borrowed may be repaid and reborrowed to the extent permitted under the Loan Agreement. The outstanding balance of this Note shall at no time exceed the amount permitted under the terms of the Loan Agreement.

     4. PAST DUE RATE. Any payment due under the terms of this Note which is not paid when due in accordance with the terms and provisions of this Note shall accrue interest from and after the date it is due until paid at the Past Due Rate, subject to the further terms hereof.

     5. LOAN AGREEMENT. This Note is issued pursuant to the Loan Agreement, and is the Revolving Note under and as defined in the Loan Agreement. This Note is secured by, among other things, the security interests granted and created by the Security Agreement (the "SECURITY AGREEMENT") dated of even date with the Loan Agreement,

                         (Continued on Page Fourteen)

                         (Continued from Page Thirteen)
                        PROMISSORY NOTE MADE PAYABLE BY
                            PEREGRINE SYSTEMS, INC.
                         TO NATIONS BANK OF TEXAS, N.A.

executed by Maker to Lender, as may be amended from time to time, covering, among other things, accounts receivable, equipment, and other assets of Maker, as more fully described in the Security Agreement.

     6.  DEFAULT.    Upon the occurrence of an Event of Default, the holder of
this Note shall have the option to declare this Note due and payable in full without notice, notice of intent to accelerate, notice of acceleration, demand or presentment, all of which are expressly waived by Maker. The effective date of such acceleration shall, notwithstanding anything herein to the contrary, be the Maturity Date for purposes of this Note.

     7.  WAIVER.     All sureties, guarantors and endorsers hereby expressly and severally waive grace, and all notices (except such notice, if any, provided in the Loan Agreement), demands, presentments for payment, notice of nonpayment, notice of intent to accelerate, notice of acceleration, protest and notice of protest and diligence in collecting.

     8.  EXPENSES.   Upon the occurrence of an Event of Default, and this Note
is placed in the hands of an attorney for collection (whether or not suit is filed), or if this Note is collected by suit or legal proceedings or through the probate court or bankruptcy proceedings, Maker agrees to pay an additional reasonable amount as attorney's fees and expenses of collection.

     9. USURY LAWS. It is the intention of the parties hereto to comply strictly with all applicable usury laws; accordingly, it is agreed that notwithstanding any provisions to the contrary in this Note, or in any of the documents securing payment hereof or otherwise relating hereto, in no event shall this Note or such documents require the payment or permit the collection of an aggregate amount of interest in excess of the maximum amount permitted by such laws, including the laws of the State of Texas and the laws of the United States of America. If any such excess of interest is contracted for, charged or received under this Note or under the terms of any of the documents securing payment hereof or otherwise relating hereto, or if the maturity of the indebtedness evidenced by this Note is accelerated in whole or in part, or if all or part of the principal or interest of this Note shall be prepaid, so that under any of such circumstances the amount of interest (including all amounts payable hereunder or in connection with the loan evidenced hereby which are not denominated as interest but which constitute interest under the applicable laws) contracted for, charged or received under this Note shall exceed the maximum amount of interest permitted by the applicable usury laws, then in any such event (a) the provisions of this paragraph shall govern and control, (b) neither the Maker hereof nor any other person or entity now or hereafter liable for the payment hereof shall be obligated to pay the amount of such interest to the extent that it is in excess of the maximum amount of interest permitted by the applicable usury laws, (c) any such excess interest which may have been

                          (Continued on Page Fifteen)

                         (Continued from Page Fourteen)
                        PROMISSORY NOTE MADE PAYABLE BY
                            PEREGRINE SYSTEMS, INC.
                         TO NATIONS BANK OF TEXAS, N.A.

collected shall be either applied as a credit against the then unpaid principal amount hereof or, if this Note shall have been paid in full, refunded to Maker, and (d) the effective rate of interest shall be automatically reduced to the maximum lawful contract rate allowed under the applicable usury laws as now or hereafter construed by the courts having jurisdiction thereof. It is further agreed that without limitation of the foregoing, all calculations of the rate of interest contracted for, charged or received under this Note or under such other documents which are made for the purpose of determining whether such rate exceeds the maximum lawful contract rate, shall be made, to the extent permitted by applicable usury laws, by amortizing, prorating, allocating and spreading in equal parts during the period of the full stated term of the loan evidenced hereby, all interest at any time contracted for, charged or received from Maker or otherwise by the holder or holders hereof in connection with such loan.

     10. APPLICABLE LAWS. THIS NOTE HAS BEEN EXECUTED AND DELIVERED AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS AND OF THE UNITED STATES OF AMERICA.

     11. SEVERABILITY. The parties hereto intend and believe that each provision in this Note comports with all applicable local, state and federal laws and judicial decisions. However, if any provision or provisions, or if any portion of any provision or provisions, in this Note is found by a court of law to be in violation of any applicable local, state or federal ordinance, statute, law, administrative or judicial decision, or public policy, and if such court should declare such portion, provision or provisions of this Note to be illegal, invalid, unlawful, void or unenforceable as written, then it is the intent of all parties hereto that such portion, provision or provisions shall be given force to the fullest possible extent that they are legal, valid and enforceable, that the remainder of this Note shall be construed as if such illegal, invalid, unlawful, void or unenforceable portion, provision or provisions were not contained therein, and that the rights, obligations and interests of Maker and Lender hereof under the remainder of this Note shall continue in full force and effect.

     12. ARBITRATION. (a) ANY CONTROVERSY OR CLAIM BETWEEN OR AMONG THE PARTIES HERETO INCLUDING BUT NOT LIMITED TO THOSE ARISING OUT OF OR RELATING TO THIS NOTE, THE LOAN AGREEMENT, OR ANY RELATED AGREEMENTS OR INSTRUMENTS, INCLUDING ANY CLAIM BASED ON OR ARISING FROM AN ALLEGED TORT, SHALL BE DETERMINED BY BINDING ARBITRATION IN ACCORDANCE WITH THE FEDERAL ARBITRATION ACT (OR IF NOT APPLICABLE, THE APPLICABLE STATE LAW). THE RULES OF PRACTICE AND PROCEDURE FOR THE ARBITRATION OF COMMERCIAL DISPUTES OF JUDICIAL ARBITRATION AND

                          (Continued on Page Sixteen)

                         (Continued from Page Fifteen)
                        PROMISSORY NOTE MADE PAYABLE BY
                            PEREGRINE SYSTEMS, INC.
                         TO NATIONS BANK OF TEXAS, N.A.

MEDIATION SERVICES, INC. (J.A.M.S.), AND THE "SPECIAL RULES" SET FORTH BELOW. IN THE EVENT OF ANY INCONSISTENCY, THE SPECIAL RULES SHALL CONTROL. JUDGMENT UPON ANY ARBITRATION AWARD MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. MAKER AND LENDER MAY BRING AN ACTION, INCLUDING A SUMMARY OR EXPEDITED PROCEEDING, TO COMPEL ARBITRATION OF ANY CONTROVERSY OR CLAIM TO WHICH THIS NOTE APPLIES IN ANY COURT HAVING JURISDICTION OVER SUCH ACTION.

          (b) SPECIAL RULES. THE ARBITRATION SHALL BE CONDUCTED IN THE CITY OF MAKER'S DOMICILE AS OF THE DATE OF THE LOAN AGREEMENT'S EXECUTION AND ADMINISTERED BY J.A.M.S. WHO WILL APPOINT AN ARBITRATOR; IF J.A.M.S. IS UNABLE OR LEGALLY PRECLUDED FROM ADMINISTERING THE ARBITRATION, THEN THE AMERICAN ARBITRATION ASSOCIATION WILL SERVE. ALL ARBITRATION HEARINGS WILL BE COMMENCED WITHIN 90 DAYS OF THE DEMAND FOR ARBITRATION; FURTHER, THE ARBITRATOR SHALL ONLY, UPON A SHOWING OF CAUSE, BE PERMITTED TO EXTEND THE COMMENCEMENT OF SUCH HEARING FOR UP TO AN ADDITIONAL 60 DAYS.

          (c) RESERVATION OF RIGHTS. NOTHING IN THE NOTE OR THE LOAN AGREEMENT SHALL BE DEEMED TO (I) LIMIT THE APPLICABILITY OF ANY OTHERWISE APPLICABLE STATUTES OF LIMITATION OR REPOSE AND ANY WAIVERS CONTAINED IN THIS AGREEMENT; OR
(II) BE A WAIVER BY LENDER OF THE PROTECTION AFFORDED TO IT BY 12 U.S.C. SEC. 91 OR ANY SUBSTANTIALLY EQUIVALENT STATE LAW; OR (III) LIMIT THE RIGHT OF LENDER HERETO (A) TO EXERCISE SELF HELP REMEDIES SUCH AS (BUT NOT LIMITED TO) SETOFF, OR (B) TO FORECLOSE AGAINST ANY REAL OR PERSONAL PROPERTY COLLATERAL, OR (C) TO OBTAIN FROM A COURT PROVISIONAL OR ANCILLARY REMEDIES SUCH AS (BUT NOT LIMITED
TO) INJUNCTIVE RELIEF, WRIT OR POSSESSION OR THE APPOINTMENT OF A RECEIVER. LENDER MAY EXERCISE SUCH SELF HELP RIGHTS, FORECLOSE UPON SUCH PROPERTY, OR OBTAIN SUCH PROVISIONAL OR ANCILLARY REMEDIES BEFORE, DURING OR AFTER THE PENDENCY OF ANY ARBITRATION PROCEEDING BROUGHT PURSUANT TO THIS NOTE OR THE LOAN AGREEMENT. NEITHER THIS EXERCISE OF SELF HELP REMEDIES NOR THE INSTITUTION OR MAINTENANCE OF AN ACTION FOR FORECLOSURE OR PROVISIONAL OR ANCILLARY REMEDIES SHALL CONSTITUTE A WAIVER OF THE RIGHT OF ANY PARTY, INCLUDING THE CLAIMANT IN ANY SUCH ACTION, TO ARBITRATE THE MERITS OF THE CONTROVERSY OR CLAIM OCCASIONING RESORT TO SUCH REMEDIES.

                         (Continued on Page Seventeen)

                         (Continued from Page Sixteen)
                        PROMISSORY NOTE MADE PAYABLE BY
                            PEREGRINE SYSTEMS, INC.
                         TO NATIONS BANK OF TEXAS, N.A.


          THIS NOTE, THE LOAN AGREEMENT, THE SECURITY AGREEMENT, AND THE OTHER DOCUMENTS EXECUTED SUBSTANTIALLY CONTEMPORANEOUSLY HEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.


                              PEREGRINE SYSTEMS, INC.


                              By:    /S/ David A. Farley
                                     --------------------------
                              Name:    David A. Farley
                                     --------------------------
                              Title:   Chief Financial Officer
                                     --------------------------

                        (Continued on Page Seventeen)

                         (Continued from Page Sixteen)
                        PROMISSORY NOTE MADE PAYABLE BY
                            PEREGRINE SYSTEMS, INC.
                         TO NATIONS BANK OF TEXAS, N.A.


ACKNOWLEDGED FOR PURPOSES OF
SECTION 26.02 OF THE TEXAS
BUSINESS AND COMMERCE CODE BY:

NATIONSBANK OF TEXAS, N.A.


By:  /s/ Raul Anaya
     -------------------
     Raul Anaya,
     Vice President

                                    EXHIBIT A


                                                  Date Submitted:_______________


                             RATE DESIGNATION NOTICE


NationsBank of Texas, N.A.
700 Louisiana
Houston, Texas 77002


                             APPLICATION FOR ADVANCE

Gentlemen:

          Pursuant to the requirements of the Promissory Note dated December 16, 1996, we the undersigned, Peregrine Systems, Inc. ("MAKER"), to NationsBank of Texas, N.A. (the "NOTE"), Maker hereby makes the following election:

A.   [ ]  APPLICATION FOR NEW LOAN ADVANCE

     1.   Date Advance Requested:  _______________

     2.   Total Advance Requested: ________________

     3.   Election(s) for above:

          (a)  [ ]  Prime Rate Principal:    Amount $_____________

          (b)  [ ]  Libor Principal

               Rate Period         Amount
               -----------         ------

               [ ] 30 days         $___________
               [ ] 60 days         $___________
               [ ] 90 days         $___________

B.   [ ]  CONVERSION OR CONTINUATION OF OUTSTANDING LOAN ADVANCE

     1.   Conversion or Continuation Date:
                                          ----------------------

     2.   Advance to be Converted or Continued (existing status):

          Amount              Subject To
          ------              ----------

          $____________       [ ] Prime Rate Principal
          $____________       [ ] Libor Principal/_____ days

     3.   Election for Above:

          (a)  [ ] Prime Rate Principal:          Amount $___________

          (b)  [ ] Libor Principal

               Rate Period         Amount
               -----------         ------

               [ ] 30 days         $___________
               [ ] 60 days         $___________
               [ ] 90 days         $___________

          Maker represents and warrants that the interest option and the Interest Period selected above comply with all provisions of the Note and that there exists no Event of Default or any event which, with the passage of time, the giving of notice or both, would be an Event of Default.

Date:______________

                                        PEREGRINE SYSTEMS, INC.



                                        By:
                                             ---------------------------------
                                        Name:
                                             ---------------------------------
                                        Title:
                                             ---------------------------------

                                     A-ii